                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SEC. 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July  17, 2001
                                                  ----------------


                                Dana Corporation
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Virginia                       1-1063                       34-4361040
-----------------           ------------------------         ------------------
(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                              Identification No.)
incorporation)


                4500 Dorr Street, Toledo, Ohio             43615
       -------------------------------------------------------------------
           (Address of principal executive offices)      (Zip Code)


Registrant's telephone number, including area code:    (419) 535-4500
                                                    --------------------

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE. On July 17, 2001, Dana Corporation issued the press releases which are attached as Exhibits A and B to PR News Wire, for immediate release to national newspapers and news wire services.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Dana Corporation
                                ----------------
                                (Registrant)

Date:  July 17, 2001            By:    /s/ Michael L. DeBacker
                                   -----------------------------
                                       Michael L. DeBacker
                                       Vice President, General Counsel and
                                       Secretary

NEWS RELEASE

                                                                       EXHIBIT A
                                                               [DANA CORP. LOGO]


FOR IMMEDIATE RELEASE               CONTACT:         GARY CORRIGAN
                                                     (419) 535-4813
                                                     gary.corrigan@dana.com


                DANA CORPORATION ANNOUNCES SECOND-QUARTER RESULTS

TOLEDO, OHIO, JULY 17, 2001 - DANA CORPORATION (NYSE: DCN) TODAY ANNOUNCED THAT ITS SALES FOR THE SECOND QUARTER OF 2001 WERE $2.8 BILLION, DOWN FROM $3.3 BILLION FOR THE SAME PERIOD LAST YEAR. NET INCOME, EXCLUDING NON-RECURRING ITEMS, TOTALED $26 MILLION, OR 17 CENTS PER SHARE FOR THE QUARTER, COMPARED WITH $154 MILLION, OR $1.01 PER SHARE, DURING THE SECOND QUARTER OF 2000. NET INCOME FOR THE QUARTER, INCLUDING NON-RECURRING ITEMS, TOTALED $14 MILLION, OR 10 CENTS PER SHARE. THIS COMPARES WITH NET INCOME OF $145 MILLION, OR 95 CENTS PER SHARE, IN THE SECOND QUARTER OF 2000.

DANA'S SIX-MONTH CONSOLIDATED SALES WERE $5.5 BILLION, DOWN FROM $6.8 BILLION OVER THE SAME PERIOD LAST YEAR. NET INCOME, EXCLUDING NON-RECURRING ITEMS OVER THE PERIOD, WAS $27 MILLION, OR 18 CENTS PER SHARE, COMPARED WITH $315 MILLION, OR $2.01 PER SHARE, IN 2000. AFTER NET, NON-RECURRING CHARGES, THE COMPANY INCURRED A NET LOSS OF $13 MILLION, OR 8 CENTS PER SHARE, DURING THE FIRST SIX MONTHS OF 2001. THIS COMPARES WITH NET INCOME OF $390 MILLION, OR $2.50 PER SHARE IN 2000, WHICH INCLUDED NET, NON-RECURRING INCOME OF $75 MILLION, OR 49 CENTS PER SHARE.

"THE SECOND QUARTER WAS ANOTHER CHALLENGING PERIOD FOR OUR INDUSTRY, WHICH IS WELL BELOW LAST YEAR'S STRONG PACE," SAID DANA CHAIRMAN AND CEO JOE MAGLIOCHETTI. "NEVERTHELESS, WE WERE PLEASED TO SEE THE IMPROVEMENT IN OUR RESULTS FROM THE FIRST QUARTER TO SECOND QUARTER IN A NUMBER OF AREAS.

"DESPITE ERRATIC LIGHT VEHICLE PRODUCTION SCHEDULES, OUR LARGEST BUSINESS UNIT, THE AUTOMOTIVE SYSTEMS GROUP, SHOWED A MARKED IMPROVEMENT IN PROFITABILITY REFLECTING THE SUCCESS OF OUR COST REDUCTION ACTIONS AND WORKFORCE REDUCTIONS," HE SAID.

"SIMILARLY, OUR COMMERCIAL VEHICLE SYSTEMS UNIT GREW ITS PROFITS, DESPITE LOWER SALES TO THE HEAVY TRUCK MARKET," HE ADDED. "AND PERHAPS MOST ENCOURAGING WAS THE IMPROVED PERFORMANCE OF OUR AUTOMOTIVE AFTERMARKET GROUP, WHICH IS SIGNIFICANT CONSIDERING THE NUMBER OF CHALLENGES IT HAS FACED OVER THE PAST YEAR.

"LOOKING AHEAD TO THE SECOND HALF OF 2001, WE EXPECT TO CONTINUE BENEFITING FROM OUR RIGHTSIZING EFFORTS. HOWEVER, WE'RE LESS OPTIMISTIC TODAY ABOUT THE RATE OF RECOVERY IN THE NORTH AMERICAN OE MARKETS THAN WE WERE AT THE OUTSET OF THE YEAR," MR. MAGLIOCHETTI SAID. "CERTAIN NEW VEHICLE INVENTORY LEVELS REMAIN HIGH AND SEVERAL MAJOR CUSTOMERS HAVE ANNOUNCED EXTENDED SUMMER PRODUCTION SHUTDOWNS. THIS WILL HAVE A CONTINUING IMPACT ON THE INDUSTRY DURING THE THIRD QUARTER, BUT WE ARE ENCOURAGED BY THE PRESENT OUTLOOK FOR THE FOURTH QUARTER."

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
                                                                               2



DANA CHIEF FINANCIAL OFFICER BOB RICHTER SAID, "IN ADDITION TO OUR COST REDUCTION MEASURES, WE CONTINUED OUR FOCUS ON MANAGING FOR CASH, AS EVIDENCED BY FURTHER REDUCTIONS IN INVENTORY LEVELS AND CONTINUED PROGRESS IN OUR DIVESTITURE PROGRAM."

DURING THE SECOND QUARTER, DANA DIVESTED THREE OPERATIONS RESULTING IN A ONE-TIME, NET AFTER-TAX CHARGE OF $8 MILLION, OR 6 CENTS PER SHARE. THESE OPERATIONS INCLUDE THE COMPANY'S MARION, OHIO, FORGING FACILITY; AND THE ASSETS OF ITS DALLAS, TEXAS, AND WASHINGTON, MO., FLUID SYSTEMS OPERATIONS.

YESTERDAY, DANA COMPLETED THE SALE OF ITS CHELSEA POWER TAKE-OFF BUSINESS TO PARKER HANNIFIN CORPORATION (NYSE: PH). AS A RESULT OF THE SALE, DANA WILL RECORD A ONE-TIME, AFTER-TAX GAIN OF APPROXIMATELY $20 MILLION, OR 13 CENTS PER SHARE, IN THE THIRD QUARTER OF 2001.

"AS WE'VE SAID PREVIOUSLY, WE WILL USE PROCEEDS FROM DIVESTITURES AND OTHER POSITIVE CASH FLOW TO REDUCE DEBT," MR. RICHTER SAID. "HOWEVER, WE WILL ALSO EXPLORE WAYS TO BETTER BALANCE THE MATURITY OF OUR DEBT PORTFOLIO AND REDUCE OUR EXPOSURE TO FLUCTUATIONS IN THE EURO-DOLLAR EXCHANGE RATE."

DANA WILL HOST A CONFERENCE CALL AT 3 P.M. (EDT) TODAY TO DISCUSS ITS QUARTERLY RESULTS. THE CALL MAY BE ACCESSED VIA DANA'S WEBSITE (WWW.DANA.COM), WHERE IT WILL BE ACCOMPANIED BY A SLIDE PRESENTATION, OR BY DIALING (800) 275-3210. PLEASE DIAL INTO THE CONFERENCE 15 MINUTES PRIOR TO THE CALL. A RECORDING OF THIS CONFERENCE CALL WILL BE AVAILABLE AFTER 6 P.M. (EDT) TODAY. TO ACCESS THIS RECORDING, PLEASE DIAL (800) 537-8823.

DANA CORPORATION IS ONE OF THE WORLD'S LARGEST SUPPLIERS OF COMPONENTS, MODULES AND COMPLETE SYSTEMS TO GLOBAL VEHICLE MANUFACTURERS AND THEIR RELATED AFTERMARKETS. FOUNDED IN 1904 AND BASED IN TOLEDO, OHIO, THE COMPANY OPERATES SOME 300 MAJOR FACILITIES IN 35 COUNTRIES AND EMPLOYS APPROXIMATELY 75,000 PEOPLE. THE COMPANY REPORTED SALES OF $12.3 BILLION IN 2000. DANA'S INTERNET ADDRESS IS WWW.DANA.COM.

Certain statements contained herein constitute "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve assumptions, uncertainties, and risks, and Dana's actual future results, performance, or achievements may differ materially from those expressed or implied in these statements. Among the factors that could affect Dana's actual results are the ability of the company's vehicular customers to achieve projected sales and production levels, the cyclical nature of the vehicular industry, international economic conditions, the closing of planned divestitures as contemplated, and the success of the company's cost reduction and cash management programs. Additional factors are detailed in Dana's public filings with the Securities and Exchange Commission. Dana does not undertake to update any forward-looking statements contained herein.




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
                                                                               3


  (IN MILLIONS, EXCEPT
   PER SHARE AMOUNTS)

                                                                           UNAUDITED

                                                                    THREE MONTHS ENDED JUNE 30
                                                               -----------------------------------

                                                                     2000              2001
                                                               ---------------    ----------------

SALES                                                          $         3,296    $         2,768

NET INCOME, EXCLUDING NON-RECURRING ITEMS                                  154                 26

NET INCOME, INCLUDING NON-RECURRING ITEMS                                  145                 14

NET INCOME PER COMMON SHARE, EXCLUDING
   NON-RECURRING ITEMS
      DILUTED                                                             1.01               0.17

NET INCOME PER COMMON SHARE, INCLUDING
   NON-RECURRING ITEMS
      BASIC                                                               0.95               0.10
      DILUTED                                                             0.95               0.10

AVERAGE SHARES OUTSTANDING -
      FOR BASIC EPS                                                        152                148
      FOR DILUTED EPS                                                      153                149

                                                                            UNAUDITED
                                                               -----------------------------------

                                                                     SIX MONTHS ENDED JUNE 30
                                                               -----------------------------------

                                                                     2000              2001
                                                               ---------------    ----------------

SALES                                                          $         6,764    $         5,499

NET INCOME, EXCLUDING NON-RECURRING ITEMS                                  315                 27

NET INCOME (LOSS), INCLUDING NON-RECURRING ITEMS                           390                (13)

NET INCOME PER COMMON SHARE, EXCLUDING
   NON-RECURRING ITEMS
      DILUTED                                                             2.01               0.18

NET INCOME (LOSS) PER COMMON SHARE, INCLUDING
   NON-RECURRING ITEMS
      BASIC                                                               2.51              (0.08)
      DILUTED                                                             2.50              (0.08)

AVERAGE SHARES OUTSTANDING -
      FOR BASIC EPS                                                        155                148
      FOR DILUTED EPS                                                      156                149


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

                                                                              4
DANA CORPORATION
STATEMENT OF INCOME (UNAUDITED)
 JUNE 30, 2001
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                     THREE MONTHS ENDED JUNE 30
                                                               ----------------------------------

                                                                     2000              2001
                                                               ---------------    ---------------

NET SALES                                                      $         3,296    $         2,768
REVENUE FROM LEASE FINANCING
   AND OTHER INCOME                                                         42                 29
                                                               ---------------    ---------------

                                                                         3,338              2,797
                                                               ---------------    ---------------

COSTS AND EXPENSES
   COST OF SALES                                                         2,778              2,414
   SELLING, GENERAL AND
      ADMINISTRATIVE EXPENSES                                              272                271
   RESTRUCTURING AND
      INTEGRATION CHARGES                                                   15                  4
   INTEREST EXPENSE                                                         78                 79
                                                               ---------------    ---------------

                                                                         3,143              2,768
                                                               ---------------    ---------------

INCOME BEFORE INCOME TAXES                                                 195                 29
ESTIMATED TAXES ON INCOME                                                  (68)               (16)
MINORITY INTEREST                                                           (4)                (4)
EQUITY IN EARNINGS
   OF AFFILIATES                                                            22                  5
                                                               ---------------    ---------------

NET INCOME                                                     $           145    $            14
                                                               ===============    ===============


NET INCOME PER COMMON SHARE -
      BASIC                                                    $          0.95    $          0.10
                                                               ===============    ===============
      DILUTED                                                  $          0.95    $          0.10
                                                               ===============    ===============


AVERAGE SHARES OUTSTANDING -
      FOR BASIC EPS                                                        152                148
      FOR DILUTED EPS                                                      153                149








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

                                                                               5
DANA CORPORATION
STATEMENT OF INCOME (UNAUDITED)
 JUNE 30, 2001
(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)


                                                                     SIX MONTHS ENDED JUNE 30
                                                               ----------------------------------

                                                                     2000              2001
                                                               ---------------    ---------------

NET SALES                                                      $         6,764    $         5,499
REVENUE FROM LEASE FINANCING
   AND OTHER INCOME                                                        258                 51
                                                               ---------------    ---------------

                                                                         7,022              5,550
                                                               ---------------    ---------------

COSTS AND EXPENSES
   COST OF SALES                                                         5,679              4,857
   SELLING, GENERAL AND
      ADMINISTRATIVE EXPENSES                                              570                533
   RESTRUCTURING AND
      INTEGRATION CHARGES                                                   34                 26
   INTEREST EXPENSE                                                        157                163
                                                               ---------------    ---------------

                                                                         6,440              5,579
                                                               ---------------    ---------------

INCOME (LOSS) BEFORE INCOME TAXES                                          582                (29)
ESTIMATED TAXES ON INCOME                                                 (216)                 7
MINORITY INTEREST                                                           (9)                (5)
EQUITY IN EARNINGS
   OF AFFILIATES                                                            33                 14
                                                               ---------------    ---------------

NET INCOME (LOSS)                                              $           390    $           (13)
                                                               ===============    ===============


NET INCOME (LOSS) PER COMMON SHARE -
      BASIC                                                    $          2.51    $         (0.08)
                                                               ===============    ===============
      DILUTED                                                  $          2.50    $         (0.08)
                                                               ===============    ===============


AVERAGE SHARES OUTSTANDING -
      FOR BASIC EPS                                                        155                148
      FOR DILUTED EPS                                                      156                149




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

                                                                              6
DANA CORPORATION
CONDENSED BALANCE SHEET (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)


                                                                  DECEMBER 31         JUNE 30
ASSETS                                                                2000              2001
-------                                                        -----------------  -----------------

CURRENT ASSETS
   CASH AND MARKETABLE SECURITIES                              $           179    $           153
   ACCOUNTS RECEIVABLE
      TRADE                                                              1,548              1,705
      OTHER                                                                318                416
   INVENTORIES                                                           1,564              1,375
   OTHER CURRENT ASSETS                                                    714                576
                                                               ---------------    ---------------

      TOTAL CURRENT ASSETS                                               4,323              4,225
                                                               ---------------    ---------------

PROPERTY, PLANT AND EQUIPMENT, NET                                       3,509              3,470
INVESTMENT IN LEASES                                                     1,037              1,083
INVESTMENTS AND OTHER ASSETS                                             2,367              2,260
                                                               ---------------    ---------------

   TOTAL ASSETS                                                $        11,236    $        11,038
                                                               ===============    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY

ACCOUNTS PAYABLE AND OTHER
   CURRENT LIABILITIES                                         $         2,386    $         2,453
NOTES PAYABLE                                                            1,945              2,021
                                                               ---------------    ---------------

      TOTAL CURRENT LIABILITIES                                          4,331              4,474
                                                               ---------------    ---------------

LONG-TERM DEBT                                                           2,649              2,467
DEFERRED EMPLOYEE BENEFITS
   AND OTHER NONCURRENT LIABILITIES                                      1,507              1,603
MINORITY INTEREST                                                          121                114
SHAREHOLDERS' EQUITY                                                     2,628              2,380
                                                               ---------------    ---------------

   TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY                                     $        11,236    $        11,038
                                                               ===============    ===============



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
                                                                               7

DANA CORPORATION
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)

                                                                              THREE MONTHS ENDED, JUNE 30
                                                                             ----------------------------

                                                                                2000              2001
                                                                             ----------        ----------

NET INCOME                                                                   $      145        $       14
DEPRECIATION AND AMORTIZATION                                                       128               135
LOSS ON DIVESTITURES                                                                                    8
WORKING CAPITAL CHANGE                                                               12                27
OTHER                                                                               (59)               57
                                                                             ----------        ----------
                                     NET CASH FROM OPERATING ACTIVITIES             226               241
                                                                             ----------        ----------

PURCHASES OF PROPERTY, PLANT AND EQUIPMENT                                         (168)             (114)
PURCHASES OF ASSETS TO BE LEASED                                                    (59)              (56)
PAYMENTS RECEIVED ON LEASES                                                          51                 9
NET LOANS TO CUSTOMERS                                                             (100)               25
ACQUISITIONS                                                                                          (21)
DIVESTITURES                                                                                           11
OTHER                                                                                13                92
                                                                             ----------        ----------
                                  NET CASH FLOWS - INVESTING ACTIVITIES            (263)              (54)
                                                                             ----------        ----------

NET CHANGE IN SHORT-TERM DEBT                                                       326               (58)
PROCEEDS FROM LONG-TERM DEBT                                                         11                 1
PAYMENTS ON LONG-TERM DEBT                                                         (100)              (81)
DIVIDENDS PAID                                                                      (48)              (46)
SHARES REPURCHASED                                                                  (70)
OTHER                                                                                 1
                                                                             ----------        ----------
                                  NET CASH FLOWS - FINANCING ACTIVITIES             120              (184)
                                                                             ----------        ----------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                              83                 3
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                     104               150
                                                                             ----------        ----------
CASH AND CASH EQUIVALENTS - END OF PERIOD                                    $      187        $      153
                                                                             ==========        ==========




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
                                                                              8

DANA CORPORATION
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)

                                                                               SIX MONTHS ENDED, JUNE 30
                                                                             ----------------------------

                                                                                2000              2001
                                                                             ----------        ----------

NET INCOME (LOSS)                                                            $      390        $      (13)
DEPRECIATION AND AMORTIZATION                                                       260               271
LOSS (GAIN) ON DIVESTITURES                                                         (97)               20
WORKING CAPITAL CHANGE                                                             (126)              (38)
OTHER                                                                               (96)              113
                                                                             ----------        ----------
                                     NET CASH FROM OPERATING ACTIVITIES             331               353
                                                                             ----------        ----------

PURCHASES OF PROPERTY, PLANT AND EQUIPMENT                                         (334)             (238)
PURCHASES OF ASSETS TO BE LEASED                                                    (71)              (86)
PAYMENTS RECEIVED ON LEASES                                                          65                19
NET LOANS TO CUSTOMERS                                                             (106)               85
ACQUISITIONS                                                                       (205)              (21)
DIVESTITURES                                                                        524                26
OTHER                                                                                44               112
                                                                             ----------        ----------
                                  NET CASH FLOWS - INVESTING ACTIVITIES             (83)             (103)
                                                                             ----------        ----------

NET CHANGE IN SHORT-TERM DEBT                                                       563                38
PROCEEDS FROM LONG-TERM DEBT                                                         11                44
PAYMENTS ON LONG-TERM DEBT                                                         (333)             (267)
DIVIDENDS PAID                                                                      (96)              (92)
SHARES REPURCHASED                                                                 (320)
OTHER                                                                                 3                 1
                                                                             ----------        ----------
                                  NET CASH FLOWS - FINANCING ACTIVITIES            (172)             (276)
                                                                             ----------        ----------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                              76               (26)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                                     111               179
                                                                             ----------        ----------
CASH AND CASH EQUIVALENTS - END OF PERIOD                                    $      187        $      153
                                                                             ==========        ==========


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

                                                                              9

DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON AN EQUITY BASIS)
STATEMENT OF INCOME (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)

                                                                   THREE MONTHS ENDED, JUNE 30
                                                               ----------------------------------

                                                                     2000              2001
                                                               ---------------    ---------------

NET SALES                                                      $         3,296    $         2,768
OTHER INCOME (EXPENSE)                                                       6                (12)
                                                               ---------------    ---------------

                                                                         3,302              2,756
                                                               ---------------    ---------------

COSTS AND EXPENSES
   COST OF SALES                                                         2,794              2,429
   SELLING, GENERAL AND
      ADMINISTRATIVE EXPENSES                                              249                245
   RESTRUCTURING AND
      INTEGRATION CHARGES                                                   15                  4
   INTEREST EXPENSE                                                         52                 49
                                                               ---------------    ---------------

                                                                         3,110              2,727
                                                               ---------------    ---------------

INCOME BEFORE INCOME TAXES                                                 192                 29
ESTIMATED TAXES ON INCOME                                                  (70)               (17)
MINORITY INTEREST                                                           (4)                (3)
EQUITY IN EARNINGS
   OF AFFILIATES                                                            27                  5
                                                               ---------------    ---------------

NET INCOME                                                     $           145    $            14
                                                               ===============    ===============


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

                                                                              10
DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON AN EQUITY BASIS)
STATEMENT OF INCOME (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)

                                                                    SIX MONTHS ENDED, JUNE 30
                                                               ----------------------------------

                                                                     2000               2001
                                                               ---------------    ---------------

NET SALES                                                      $         6,764    $         5,499
OTHER INCOME (EXPENSE)                                                     181                (25)
                                                               ---------------    ---------------

                                                                         6,945              5,474
                                                               ---------------    ---------------

COSTS AND EXPENSES
   COST OF SALES                                                         5,710              4,890
   SELLING, GENERAL AND
      ADMINISTRATIVE EXPENSES                                              524                482
   RESTRUCTURING AND
      INTEGRATION CHARGES                                                   34                 26
   INTEREST EXPENSE                                                        108                104
                                                               ---------------    ---------------

                                                                         6,376              5,502
                                                               ---------------    ---------------

INCOME (LOSS) BEFORE INCOME TAXES                                          569                (28)
ESTIMATED TAXES ON INCOME                                                 (217)                 6
MINORITY INTEREST                                                           (8)                (5)
EQUITY IN EARNINGS
   OF AFFILIATES                                                            46                 14
                                                               ---------------    ---------------

NET INCOME (LOSS)                                              $           390    $           (13)
                                                               ===============    ===============


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

                                                                              11
DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON AN EQUITY BASIS)
CONDENSED BALANCE SHEET (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)


                                                                  DECEMBER 31        JUNE 30
ASSETS                                                                2000             2001
-------                                                        ----------------   ---------------

CURRENT ASSETS
   CASH AND MARKETABLE SECURITIES                              $           149    $           146
   ACCOUNTS RECEIVABLE
      TRADE                                                              1,505              1,705
      OTHER                                                                318                362
   INVENTORIES                                                           1,564              1,375
   OTHER CURRENT ASSETS                                                    535                552
                                                               ---------------    ---------------

      TOTAL CURRENT ASSETS                                               4,071              4,140
                                                               ---------------    ---------------

PROPERTY, PLANT AND EQUIPMENT, NET                                       3,069              3,039
INVESTMENTS AND OTHER ASSETS                                             2,026              1,933
                                                               ---------------    ---------------

   TOTAL ASSETS                                                $         9,166    $         9,112
                                                               ===============    ===============

LIABILITIES AND SHAREHOLDERS' EQUITY
------------------------------------

ACCOUNTS PAYABLE AND OTHER
   CURRENT LIABILITIES                                         $         2,383    $         2,388
NOTES PAYABLE                                                            1,307              1,542
                                                               ---------------    ---------------

      TOTAL CURRENT LIABILITIES                                          3,690              3,930
                                                               ---------------    ---------------

LONG-TERM DEBT                                                           1,574              1,428
DEFERRED EMPLOYEE BENEFITS
   AND OTHER NONCURRENT LIABILITIES                                      1,155              1,262
MINORITY INTEREST                                                          119                112
SHAREHOLDERS' EQUITY                                                     2,628              2,380
                                                               ---------------    ---------------

   TOTAL LIABILITIES AND
      SHAREHOLDERS' EQUITY                                     $         9,166    $         9,112
                                                               ===============    ===============

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

                                                                              12
DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON AN EQUITY BASIS)
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)

                                                                   THREE MONTHS ENDED, JUNE 30
                                                               ----------------------------------

                                                                     2000               2001
                                                               ---------------    ---------------

NET INCOME                                                     $           145    $            14
DEPRECIATION AND AMORTIZATION                                              104                109
LOSS ON DIVESTITURES                                                                            8
WORKING CAPITAL CHANGE                                                      21                 19
OTHER                                                                      (38)                20
                                                               ---------------    ---------------
                   NET CASH FROM OPERATING ACTIVITIES                      232                170
                                                               ---------------    ---------------

PURCHASES OF PROPERTY, PLANT AND EQUIPMENT                                (121)               (90)
ACQUISITIONS                                                                                  (21)
DIVESTITURES                                                                                   11
OTHER                                                                        3                 14
                                                               ---------------    ---------------
                  NET CASH FLOWS - INVESTING ACTIVITIES                   (118)               (86)
                                                               ---------------    ---------------

NET CHANGE IN SHORT-TERM DEBT                                              133                 (7)
PROCEEDS FROM LONG-TERM DEBT
PAYMENTS ON LONG-TERM DEBT                                                 (61)               (20)
DIVIDENDS PAID                                                             (48)               (46)
SHARES REPURCHASED                                                         (70)
OTHER                                                                        1                 (1)
                                                               ---------------    ---------------
                  NET CASH FLOWS - FINANCING ACTIVITIES                    (45)               (74)
                                                               ---------------    ---------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                     69                 10
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                            100                136
                                                               ---------------    ---------------
CASH AND CASH EQUIVALENTS - END OF PERIOD                      $           169    $           146
                                                               ===============    ===============


                                     (MORE)

                                                                              13
DANA CORPORATION
(INCLUDING DANA CREDIT CORPORATION ON THE EQUITY BASIS)
CONDENSED STATEMENT OF CASH FLOWS (UNAUDITED)
JUNE 30, 2001
(IN MILLIONS)

                                                                    SIX MONTHS ENDED, JUNE 30
                                                               ----------------------------------

                                                                     2000              2001
                                                               ---------------    ---------------

NET INCOME (LOSS)                                              $           390    $           (13)
DEPRECIATION AND AMORTIZATION                                              214                219
LOSS (GAIN) ON DIVESTITURES                                                (97)                20
WORKING CAPITAL CHANGE                                                     (98)               (55)
OTHER                                                                      (96)                51
                                                               ---------------    ---------------
                   NET CASH FROM OPERATING ACTIVITIES                      313                222
                                                               ---------------    ---------------

PURCHASES OF PROPERTY, PLANT AND EQUIPMENT                                (237)              (164)
ACQUISITIONS                                                              (205)               (21)
DIVESTITURES                                                               524                 26
OTHER                                                                       33                 21
                                                               ---------------    ---------------
                  NET CASH FLOWS - INVESTING ACTIVITIES                    115               (138)
                                                               ---------------    ---------------

NET CHANGE IN SHORT-TERM DEBT                                              295                176
PROCEEDS FROM LONG-TERM DEBT                                                                   10
PAYMENTS ON LONG-TERM DEBT                                                (242)              (182)
DIVIDENDS PAID                                                             (96)               (92)
SHARES REPURCHASED                                                        (320)
OTHER                                                                        3                  1
                                                               ---------------    ---------------
                  NET CASH FLOWS - FINANCING ACTIVITIES                   (360)               (87)
                                                               ---------------    ---------------
NET CHANGE IN CASH AND CASH EQUIVALENTS                                     68                 (3)
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD                            101                149
                                                               ---------------    ---------------
CASH AND CASH EQUIVALENTS - END OF PERIOD                      $           169    $           146
                                                               ===============    ===============






                                     (END)

[DANA CORP. LOGO]
INVESTOR RELATIONS


                                DANA CORPORATION
                         QUARTERLY FINANCIAL INFORMATION
                              Q2 - 2001 (UNAUDITED)
                                  (IN MILLIONS)

                                           SALES                     EBIT                   OPERATING PAT
                                           -----                     ----                   -------------
                                     00            01        00           01             00           01
                                     --            --        --           --             --           --
AUTOMOTIVE SYSTEMS GROUP       $    1,209   $    1,022   $      141    $       81    $       93    $       51
AUTOMOTIVE AFTERMARKET GROUP          720          673           38            16            24            10
COMMERCIAL VEHICLE SYSTEMS            452          300           47            12            29             7
ENGINE SYSTEMS GROUP                  367          310           35             8            25             6
FLUID SYSTEMS GROUP                   315          280           36            25            22            15
OFF-HIGHWAY SYSTEMS GROUP             220          165           20             8            12             5
DANA COMMERCIAL CREDIT                                                                        9             6
OTHER                                  13           18          (61)          (57)          (60)          (74)
                               ----------   ----------   ----------    ----------    ----------    ----------
TOTAL OPERATIONS                    3,296        2,768          256            93           154            26

RESTRUCTURING AND
  NONRECURRING ITEMS                                            (15)          (17)           (9)          (12)
                               ----------   ----------   ----------    ----------    ----------    ----------
CONSOLIDATED                   $    3,296   $    2,768   $      241    $       76    $      145    $       14
                               ==========   ==========   ==========    ==========    ==========    ==========

NORTH AMERICA                  $    2,552   $    2,114   $      282    $      128    $      181    $       77
EUROPE                                520          439           27            16            16             9
SOUTH AMERICA                         141          133            8             6             7            (1)
ASIA PACIFIC                           83           82            2            (1)            1          --
DANA COMMERCIAL CREDIT                                                                        9             6
OTHER                                                           (63)          (56)          (60)          (65)
                               ----------   ----------   ----------    ----------    ----------    ----------
TOTAL OPERATIONS                    3,296        2,768          256            93           154            26

RESTRUCTURING AND
  NONRECURRING ITEMS                                            (15)          (17)          (9)           (12)
                               ----------   ----------   ----------    ----------    ----------    ----------
CONSOLIDATED                   $    3,296   $    2,768   $      241    $       76    $      145    $       14
                               ==========   ==========   ==========    ==========    ==========    ==========


                                        NET PROFIT                 NET ASSETS
                                        ----------                 ----------
                                   00           01            00          01
                                   --           --            --          --
AUTOMOTIVE SYSTEMS GROUP       $       71    $       30    $    1,913    $    1,919
AUTOMOTIVE AFTERMARKET GROUP            6            (6)        2,023         1,728
COMMERCIAL VEHICLE SYSTEMS             19            (1)          626           458
ENGINE SYSTEMS GROUP                   18          --           1,164         1,070
FLUID SYSTEMS GROUP                    17             9           724           635
OFF-HIGHWAY SYSTEMS GROUP               8             2           524           470
DANA COMMERCIAL CREDIT                  9             6           162           180
OTHER                                   6           (14)          112           188
                               ----------    ----------    ----------    ----------
TOTAL OPERATIONS                      154            26         7,248         6,648

RESTRUCTURING AND
  NONRECURRING ITEMS                   (9)          (12)
                               ----------    ----------    ----------    ----------
CONSOLIDATED                   $      145    $       14    $    7,248    $    6,648
                               ==========    ==========    ==========    ==========

NORTH AMERICA                  $      136    $       34    $    5,037    $    4,392
EUROPE                                  6          --           1,421         1,434
SOUTH AMERICA                           4            (4)          535           533
ASIA PACIFIC                           (2)           (3)          129           165
DANA COMMERCIAL CREDIT                  9             6           162           180
OTHER                                   1            (7)          (36)          (56)
                               ----------    ----------    ----------    ----------
TOTAL OPERATIONS                      154            26         7,248         6,648

RESTRUCTURING AND
  NONRECURRING ITEMS                   (9)          (12)
                               ----------    ----------    ----------    ----------
CONSOLIDATED                   $      145    $       14    $    7,248    $    6,648
                               ==========    ==========    ==========    ==========


See Note 13 to Dana's 2000 Annual Report for further information (WWW.Dana.Com)
                                                                 --------------

FOR MORE INFORMATION
(WWW.Dana.Com)  - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Greg.Smietanski@Dana.com or Karen.Crawford@Dana.Com
Dana Investor Relations 419-535-4635

[DANA CORP. LOGO]
INVESTOR RELATIONS

                                DANA CORPORATION
                         QUARTERLY FINANCIAL INFORMATION
                 FOR SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
                                  (IN MILLIONS)

                                           SALES                     EBIT                   OPERATING PAT
                                           -----                     ----                   -------------
                                     00            01        00           01             00           01
                                     --            --        --           --             --           --
AUTOMOTIVE SYSTEMS GROUP       $    2,439   $    1,993   $      274    $      136    $      179    $       90
AUTOMOTIVE AFTERMARKET GROUP        1,453        1,310           97             2            60             1
COMMERCIAL VEHICLE SYSTEMS            966          619          104            21            63            12
ENGINE SYSTEMS GROUP                  748          638           65            21            44            16
FLUID SYSTEMS GROUP                   628          563           71            48            44            29
OFF-HIGHWAY SYSTEMS GROUP             450          342           41            21            25            13
DANA COMMERCIAL CREDIT                                                                       21            12
OTHER                                  80           34         (114)         (112)         (121)         (146)
                               ----------   ----------   ----------    ----------    ----------    ----------
TOTAL OPERATIONS                    6,764        5,499          538           137           315            27

RESTRUCTURING AND
  NONRECURRING ITEMS                                            131           (63)           75           (40)
                               ----------   ----------   ----------    ----------    ----------    ----------
CONSOLIDATED                   $    6,764   $    5,499   $      669    $       74    $      390    $      (13)
                               ==========   ==========   ==========    ==========    ==========    ==========

NORTH AMERICA                  $    5,270   $    4,148   $      588    $      204    $      369    $      120
EUROPE                              1,063          928           58            36            35            28
SOUTH AMERICA                         269          260           10             7             8            (5)
ASIA PACIFIC                          162          163            3             1             2          --
DANA COMMERCIAL CREDIT                                                                       21            12
OTHER                                                          (121)         (111)         (120)         (128)
                               ----------   ----------   ----------    ----------    ----------    ----------
TOTAL OPERATIONS                    6,764        5,499          538           137           315            27

RESTRUCTURING AND
  NONRECURRING ITEMS                                            131           (63)           75           (40)
                               ----------   ----------   ----------    ----------    ----------    ----------
CONSOLIDATED                   $    6,764   $    5,499   $      669    $       74    $      390    $      (13)
                               ==========   ==========   ==========    ==========    ==========    ==========


                                        NET PROFIT                 NET ASSETS
                                        ----------                 ----------
                                   00           01            00          01
                                   --           --            --          --
AUTOMOTIVE SYSTEMS GROUP          $      135    $       47    $    1,913    $    1,919
AUTOMOTIVE AFTERMARKET GROUP              27           (32)        2,023         1,728
COMMERCIAL VEHICLE SYSTEMS                44            (4)          626           458
ENGINE SYSTEMS GROUP                      31             2         1,164         1,070
FLUID SYSTEMS GROUP                       33            17           724           635
OFF-HIGHWAY SYSTEMS GROUP                 17             6           524           470
DANA COMMERCIAL CREDIT                    21            12           162           180
OTHER                                      7           (21)          112           188
                                  ----------    ----------    ----------    ----------
TOTAL OPERATIONS                         315            27         7,248         6,648

RESTRUCTURING AND
  NONRECURRING ITEMS                      75           (40)
                                  ----------    ----------    ----------    ----------
CONSOLIDATED                      $      390    $      (13)   $    7,248    $    6,648
                                  ==========    ==========    ==========    ==========

NORTH AMERICA                     $      277    $       32    $    5,037    $    4,392
EUROPE                                    15             7         1,421         1,434
SOUTH AMERICA                              4           (11)          535           533
ASIA PACIFIC                              (4)           (5)          129           165
DANA COMMERCIAL CREDIT                    21            12           162           180
OTHER                                      2            (8)          (36)          (56)
                                  ----------    ----------    ----------    ----------
TOTAL OPERATIONS                         315            27         7,248         6,648

RESTRUCTURING AND
  NONRECURRING ITEMS                      75           (40)
                                  ----------    ----------    ----------    ----------
CONSOLIDATED                      $      390    $      (13)   $    7,248    $    6,648
                                  ==========    ==========    ==========    ==========



See Note 13 to Dana's 2000 Annual Report for further information (WWW.Dana.Com)
                                                                  -------------

FOR MORE INFORMATION
(WWW.Dana.Com)  - Dial-For-Dana U.S. or Canada 800-537-8823; OH 800-472-8810
E-Mail Greg.Smietanski@Dana.com or Karen.Crawford@Dana.Com
Dana Investor Relations 419-535-4635

NEWS RELEASE

                                                                       EXHIBIT B
                                                               [DANA CORP. LOGO]


FOR IMMEDIATE RELEASE               CONTACT:         GARY CORRIGAN
                                                     (419) 535-4813
                                                     gary.corrigan@dana.com


              DANA CORPORATION DECLARES 255TH CONSECUTIVE DIVIDEND

TOLEDO, OHIO, JULY 17, 2001 - DANA CORPORATION (NYSE: DCN) TODAY DECLARED ITS 255TH CONSECUTIVE DIVIDEND, EXTENDING A STREAK THAT DATES BACK TO 1936 WITHOUT A MISSED OR REDUCED PAYMENT. THE DIVIDEND OF 31 CENTS PER SHARE IS PAYABLE SEPT. 14, 2001, TO SHAREHOLDERS OF RECORD AUGUST 31.

DANA CHAIRMAN AND CEO JOE MAGLIOCHETTI SAID, "WE ARE EXTREMELY PROUD OF OUR LONG HISTORY OF RELIABLE DIVIDEND PAYMENTS TO DANA SHAREHOLDERS. WE BELIEVE THAT OUR DIVIDEND IS ONE OF THE ITEMS THAT MAKES DANA STOCK AN ATTRACTIVE LONG-TERM INVESTMENT."

AT THE CLOSE OF TRADING YESTERDAY, DANA'S DIVIDEND YIELD WAS APPROXIMATELY 5 PERCENT.

DANA CORPORATION IS ONE OF THE WORLD'S LARGEST SUPPLIERS OF COMPONENTS, MODULES AND COMPLETE SYSTEMS TO GLOBAL VEHICLE MANUFACTURERS AND THEIR RELATED AFTERMARKETS. FOUNDED IN 1904 AND BASED IN TOLEDO, OHIO, THE COMPANY OPERATES SOME 300 MAJOR FACILITIES IN 35 COUNTRIES AND EMPLOYS APPROXIMATELY 75,000 PEOPLE. THE COMPANY REPORTED SALES OF $12.3 BILLION IN 2000. DANA'S INTERNET ADDRESS IS WWW.DANA.COM.


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